UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2012

Riviera Holdings Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-21430	88-0296885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Las Vegas Boulevard South Las Vegas, Nevada	89109-1931
(Address of Principal Executive Offices)	(Zip Code)

(702) 794-9237

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in Item 2.01 below is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 26, 2012, Riviera Holdings Corporation, a Nevada corporation (the “Company”), Riviera Operating Corporation, a Nevada corporation and wholly-owned subsidiary of the Company (“ROC”, and together with the Company, the “Seller”), completed the sale of the issued and outstanding shares of common stock of Riviera Black Hawk, Inc., a Colorado corporation and wholly-owned subsidiary of ROC (“RBH”), to Monarch Growth Inc., a Nevada corporation and wholly-owned subsidiary of Monarch Casino and Resorts, Inc., a Nevada corporation (collectively, the “Buyer”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), entered into on September 29, 2011, as previously reported in the Company’s Current Report on Form 8-K filed on September 30, 2011 (the “Transaction”). RBH is engaged in the business of operating a casino, including gaming devices, table games, restaurants and a conference center, located in Black Hawk, Colorado, more commonly known as the Riviera Black Hawk Casino. Monarch paid an aggregate of $76 million in cash for the stock, subject to a potential post-closing working capital adjustment. A portion of the purchase price was escrowed to secure Seller’s indemnification obligations under the Purchase Agreement.

In connection with the closing of the Transaction, ROC entered into a Trademark and Domain Name License Agreement (the License Agreement”) with RBH pursuant to which ROC granted to RBH a license to use certain trademark and domain name rights royalty-free for a transitional period. The License Agreement prohibits ROC (and its affiliates and licensees) from operating a casino in the state of Colorado using the trademark RIVIERA for a period of three years after the closing.

On April 25, 2012 and in anticipation of the closing of the Transaction, the Company, ROC and RBH entered into a Series A Amendment and Consent Agreement (the “Series A Amendment”) and a Series B Amendment and Consent Agreement (the “Series B Amendment”) with SCH/VIII Bonds, L.L.C., SCH/VIII Bonds II, L.L.C., SCH/VIII Bonds III, L.L.C., SCH/VIII Bonds IV, L.L.C., Desert Rock Enterprises LLC, Cerberus Series Four Holdings, LLC and Strategic Value Special Situations Master Fund, L.P., who are lenders holding more than a majority of the Company’s debt outstanding under the Series A Credit Agreement and the Series B Credits Agreement, respectively, entered into with these and other lenders and Cantor Fitzgerald Securities, as administrative agent, on April 1, 2011. Pursuant to the Series A Amendment and the Series B Amendment, the lender parties consented to the closing of the Transaction without full compliance with all of the covenants in the Series A Credit Agreement and the Series B Credits Agreement related thereto. In addition, the lender parties waived the mandatory prepayment of the outstanding debt required under certain circumstances by the terms of the Series A Credit Agreement and the Series B Credits Agreement upon the sale of assets constituting collateral thereunder and any default that may arise upon the closing of the Transaction, if any, under certain provisions of the Series A Credit Agreement and the Series B Credits Agreement, respectively. All of the lenders who executed the Series A Amendment and the Series B Amendment are also stockholders. Further, four of the lenders are affiliated with Starwood Capital Group. Mr. Sternlicht, our Chairman of the Board, is also the Chairman, Chief Executive Officer and owner of Starwood Capital Group and its related entities. In addition, Marcos Alvarado, one of our directors, is an employee of an entity related to Starwood Capital Group. Another of the lenders who executed the Series A Amendment and the Series B Amendment, Desert Rock Enterprises LLC, is part-owned and managed by Derek J. Stevens, one of our directors.

The Company has attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, copies of the Purchase Agreement, the License Agreement, the Series A Amendment and the Series B Amendment. The foregoing summaries are qualified in their entirety by the contents of the Purchase Agreement, the License Agreement, the Series A Amendment and the Series B Amendment.

Item 8.01. Other Events.

On April 26, 2012, the Company issued a joint press release with the Buyer announcing the closing of the Transaction. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated as of September 29, 2011, by and among Riviera Operating Corporation, Riviera Holdings Corporation, Riviera Black Hawk, Inc., Monarch Growth Inc. and Monarch Casino & Resort, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 30, 2011)
10.1	Trademark and Domain Name License Agreement, dated as of April 26, 2012, by and between Riviera Operating Corporation and Riviera Black Hawk, Inc.
10.2	Series A Amendment and Consent Agreement, dated as of April 25, 2012, by and among Riviera Operating Corporation, Riviera Holdings Corporation, Riviera Black Hawk, Inc., SCH/VIII Bonds, L.L.C., SCH/VIII Bonds II, L.L.C., SCH/VIII Bonds III, L.L.C., SCH/VIII Bonds IV, L.L.C., Desert Rock Enterprises LLC, Cerberus Series Four Holdings, LLC and Strategic Value Special Situations Master Fund, L.P.
10.3	Series B Amendment and Consent Agreement, dated as of April 25, 2012, by and among Riviera Operating Corporation, Riviera Holdings Corporation, Riviera Black Hawk, Inc., SCH/VIII Bonds, L.L.C., SCH/VIII Bonds II, L.L.C., SCH/VIII Bonds III, L.L.C., SCH/VIII Bonds IV, L.L.C., Desert Rock Enterprises LLC, Cerberus Series Four Holdings, LLC and Strategic Value Special Situations Master Fund, L.P.
99.1	Press Release, dated April 26, 2012

___________________

* The Company has omitted from Exhibit 2.1 schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2012	RIVIERA HOLDINGS CORPORATION

	By:	/s/ Tullio Marchionne
		Name:	Tullio Marchionne
		Title:	Secretary

Exhibit Index

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated as of September 29, 2011, by and among Riviera Operating Corporation, Riviera Holdings Corporation, Riviera Black Hawk, Inc., Monarch Growth Inc. and Monarch Casino & Resort, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed September 30, 2011)
10.1	Trademark and Domain Name License Agreement, dated as of April 26, 2012, by and between Riviera Operating Corporation and Riviera Black Hawk, Inc.
10.2	Series A Amendment and Consent Agreement, dated as of April 25, 2012, by and among Riviera Operating Corporation, Riviera Holdings Corporation, Riviera Black Hawk, Inc., SCH/VIII Bonds, L.L.C., SCH/VIII Bonds II, L.L.C., SCH/VIII Bonds III, L.L.C., SCH/VIII Bonds IV, L.L.C., Desert Rock Enterprises LLC, Cerberus Series Four Holdings, LLC and Strategic Value Special Situations Master Fund, L.P.
10.3	Series B Amendment and Consent Agreement, dated as of April 25, 2012, by and among Riviera Operating Corporation, Riviera Holdings Corporation, Riviera Black Hawk, Inc., SCH/VIII Bonds, L.L.C., SCH/VIII Bonds II, L.L.C., SCH/VIII Bonds III, L.L.C., SCH/VIII Bonds IV, L.L.C., Desert Rock Enterprises LLC, Cerberus Series Four Holdings, LLC and Strategic Value Special Situations Master Fund, L.P.
99.1	Press Release, dated April 26, 2012

___________________

* The Company has omitted from Exhibit 2.1 schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.